CONFIDENTIAL TREATMENT

EXHIBIT 10.48

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO REGISTRANT’S APPLICATION OBJECTING TO DISCLOSURE AND REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2; THE OMITTED PORTIONS HAVE BEEN MARKED WITH BRACKETS.

AMENDMENT

Between:

1.	Lyondell Chemie Nederland, B.V. at Theemsweg 14, Botlek, 3000 HD Rotterdam, The Netherlands (“Seller”); and

2.	Styrochem Finland Oy having its registered office at P.O. Box 360, 06101 Porvoo, Finland (“Buyer”).

Whereas:

A.	ARCO Chemie Nederland, Ltd. (which had its name changed to Lyondell Chemical Nederland, Ltd. [“LCNL”]) and Buyer entered into an agreement for the sale and purchase of Styrene Monomer T2 (“Product”) on 1 January 1998 (“the Agreement”).

B.	The Agreement was assigned by LCNL to Seller on 31 October 2000.

C.	Seller and Buyer wish to amend the quantity (article 2.1) and duration (article 3) stated in the Agreement.

Agree as follows:

1.	Article 2.1 of the Agreement is hereby amended so that it reads as follows:

“2.1	Buyer shall purchase and Seller shall sell the following quantities of Product +/- 5% at Buyer’s option:

1998	[ ] KT
1999	[ ] KT
2000	[ ] KT
2001	[ ] KT
2002	[ ] KT
2003	[ ] KT
2004 and beyond	[ ] KT

2.	Article 3 of the Agreement is hereby amended so that it reads as follows:

“This Agreement shall come into force on 1 January 1998 and shall continue for an initial period of seven years. It shall continue thereafter unless and until terminated by either party giving not less than one calendar year prior written notice to the other party expiring on 31 December 2004 at the earliest.”

3.	All references in the Agreement to Incoterms 1990 are hereby amended to include any amendment thereto.

4.	As provided in Section 8.8 of the Agreement, all references to Deutsch Mark are replaced by references to Euro.

5.	All other terms of the Agreement shall remain the same.

Thus agreed on Nov 8th, 2002.

Lyondell Chemie Nederland, B.V.

By:	/s/ [signature illegible] Walsh

Title:	Director European Business Services

Styrochem Finland Oy

By:	/s/ Henrik Akermak

Title:	M.D. [Managing Director]